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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                  ------------

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report
  (Date of Earliest Event Reported)                Commission File Number:
           MAY 5, 1998                                    1-13408

                               ------------------

                            DIGITAL RECORDERS, INC.
             (Exact name of registrant as specified in its charter)


          North Carolina                                  56-1362926
     (State of incorporation)                          (I.R.S. Employer
                                                     Identification Number)

                          2300 Englert Drive, Suite B
               Research Triangle Park, North Carolina 27709-4068
                                 (919) 361-2155
                      ------------------------------------
                        (Address of principal executive
                         offices and telephone number)
                             ----------------------
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ITEM 4.   Changes in Registrant's Certifying Accountant

(a) (1)   Previous independent accountants.

    (i) Digital Recorders, Inc. (the "Company") determined a plan of rotation of independent public accountants would be beneficial to the Company. The Company solicited proposals from various accounting firms. KPMG Peat Marwick LLP (the "Former Accountants"), which had acted as the independent public accountants for the Company for the prior eight fiscal years, was not asked to submit a proposal after Form 10-KSB for December 31, 1997 was filed with the SEC on April 20, 1998.

    (ii) The Former Accountants reported on the Company's financial statements for the fiscal years ended December 31, 1990 through December 31, 1997. The report of the Former Accountants on the financial statements for each of such years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    (iii) The Company's Board of Directors approved the new independent accountants on May 11, 1998 based on the proposals submitted.


    (iv) During the Company's fiscal years ended December 31, 1996 and 1997, and through the date of this report, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accountants would have caused them to make reference thereto in their report on the financial statements for such years.

    (v) During the fiscal years ended December 31, 1996 and 1997, and through the date of this report, none of the events described in paragraphs
          (a)(1)(v)(A) through (D) of Item 304 of Regulation S-B occurred.

(a) (2) The Registrant engaged McGladrey & Pullen, LLP, as its new independent accountants effective May 11, 1998. During the two fiscal years preceding its appointment and through the date hereof, the Company had not consulted with McGladrey & Pullen, LLP, on items regarding:

    (i) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; there was no written or oral advice provided that was an important factor in reaching a decision as to any accounting, auditing or financial reporting issue; or

    (ii) Any matter that was the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-B) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-B).

(a) (3) The Company provided the Former Accountants with a copy of the foregoing disclosures and requested in writing that the Former Accountants furnish it with a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of such letter is filed as an exhibit to this Form 8-K.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

     16.1 Letter from the Former Accountants as described in paragraph 4(a)(3) above.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIGITAL RECORDERS, INC.



Date: May 12, 1998                      By: /s/ David L. Turney
                                           ----------------------------
                                           David L. Turney, Chairman of the
                                             Board and Chief Executive Officer




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